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                                                                    EXHIBIT 10.4

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                             NETIVATION.COM, INC.
               RESTRICTED STOCK OFFER TO NON-EMPLOYEE DIRECTORS
        UNDER THE NON-QUALIFIED STOCK OPTION AND RESTRICTED STOCK PLAN
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                                                                             RESTRICTED STOCK OFFER
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
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
         AWARDED TO                 AWARD                  NUMBER OF               VALUE
        PARTICIPANT                 DATE                SHARES AWARDED           PER SHARE
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       Name & Address
                                 VESTING DATE

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        Netivation.com Inc. (the "Company") hereby automatically awards to the
Participant pursuant to the Non-qualified Stock Option and Restricted Stock Plan
(the "Plan") the above-stated number of shares of common stock of the Company
("Company Stock"). The shares of Company Stock awarded are subject to restrictions imposed by the Plan ("Restricted Stock"). Until the restrictions lapse, the Restricted Stock is forfeitable and nontransferable. The Plan shall be administered by the Board of Directors of the Company (the "Board") in
accordance with the terms of the Plan. The Board of Directors may delegate its administrative responsibilities under the Plan to the Company's Compensation
Committee. Any controversy which shall arise pursuant to this Restricted Stock
Offer ("Agreement") or the Plan shall be resolved by the Board as it deems proper, and any decision of the Board shall be final and conclusive.

        The terms of the Plan are hereby incorporated into this Agreement by this reference. In the case of any conflict between the Plan and this Agreement, the terms of the Plan shall control. Capitalized terms not defined in this Agreement shall have the meanings assigned to such terms in the Plan. The Plan is registered with the Securities Exchange Commission and a copy of the Plan is available from the Corporate Secretary upon request.

        1.      Vesting Provisions.  When shares of Restricted Stock become
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                "vested," they become nonforfeitable and freely transferrable.
                On December 31, 1999, all of your Restricted Stock shall become fully vested if you are a Director on that date. Until vested, your Restricted Stock is subject to the restrictions described in Sections 2 and 3 of this Agreement.

        2.      Transfer Restrictions.  You hereby agree that you will not sell,
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                assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any of your shares of Restricted Stock or subject the same to any security interest of any kind whatsoever prior to the time such shares shall become fully vested.

        3.      Forfeiture of Restricted Stock.
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                (a)     If you cease to be a Director before your Restricted
                        Stock has become vested, your shares of Restricted Stock
                        will be forfeited.

                (b)     To facilitate the cancellation of any shares of
                        Restricted Stock pursuant to paragraph (a) above, you
                        hereby appoint the Corporate Secretary as your attorney
                        in fact, with full power of substitution, and authorize
                        him or her, upon the occurrence of a forfeiture pursuant
                        to paragraph (a) above, to notify the Company's
                        registrar and transfer agent of the forfeiture of such
                        shares and to deliver to the registrar and transfer
                        agent the certificate representing such shares together
                        with instructions to cancel the shares forfeited. The
                        registrar and transfer agent shall be entitled to rely
                        upon any notices and instructions delivered by your
                        attorney in fact concerning a forfeiture under the terms
                        of this letter agreement.
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        4.      Legend on Stock Certificates.  The stock certificate
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                representing your Restricted Stock shall be conspicuously
                endorsed with the following legend:

                    "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED
                    AND SUBJECT TO:  (i) ALL TERMS, CONDITIONS, AND RESTRICTIONS
                    OF THE NON-QUALIFIED STOCK OPTION AND RESTRICTED STOCK PLAN,
                    AND (ii) THE TERMS OF THE RESTRICTED STOCK OFFER PURSUANT TO
                    WHICH THE SHARES REPRESENTED HEREBY WERE ORIGINALLY ISSUED,
                    COPIES OF WHICH ARE ON FILE AND AVAILABLE FOR INSPECTION
                    DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL OFFICES OF
                    NETIVATION.COM, INC."

        5.      Custody of Certificates.  Custody of stock certificates
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                evidencing shares of Restricted Stock shall be retained by the
                Company. The Company shall deliver to you one or more stock certificates evidencing your shares of Restricted Stock when they have become nonforfeitable and transferable.

        6.      Rights as a Shareholder.  Subject to the provisions of this
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                Agreement, you will have all of the rights of a holder of the
                Company's common stock with respect to all of your Restricted
                Stock from the date such shares are issued to you, including the right to vote such shares and to receive any dividends or other distributions paid thereon.

        7.      Fractional Shares.  Fractional shares shall not be issuable
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                hereunder, and when any provision hereof or the Plan may
                entitled you to a fractional interest, such fraction shall be disregarded.

        8.      Change in Capital Structure.  The award of Restricted Stock
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                hereby made shall be adjusted pursuant to the Plan as the
                Company's Compensation Committee determines is equitably
                required in the event of a dividend, spin-off, stock split-up, subdivision, consolidation, reverse stock split, or combination of shares of Company Stock or other similar changes in
                capitalization as provided in the Plan.

        9.      Conflicts.  In the event of any conflict between the provisions
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                of the Plan as in effect on the date of grant and the provisions of this Agreement, the provisions of the Plan shall govern. You hereby acknowledge receipt of a copy of the Plan and agree to be bound by all the terms and provisions thereof.

        10.     Tax Liability.  Under the Internal Revenue Code, as a general
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                rule, you will have to recognize ordinary income on the fair market value of shares of Restricted Stock when the shares become vested. However, Section 83(b) of the Internal Revenue
                Code gives you an opportunity to elect to include as income the present fair market value of the Restricted Stock at the time you receive the Restricted Stock. If you make this election, all of the Restricted Stock you specify to be covered by the
                election will be taxable to you based upon the value of the shares on January 31, 1999, and will not become taxable to you when the shares later become vested. The Section 83(b) election is irrevocable. If you wish to make this election, the election
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                must be made within 30 days after you have acquired a beneficial
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                interest in the Restricted Stock.  You will be deemed to have
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                received the Restricted Stock on the date of the award (i.e.,
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                January 31, 1999), and the 30-day election period will begin on
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                that date.  You should consult with your tax advisor about
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                whether this election is appropriate for you.  In deciding
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                whether to make such election, you should keep in mind you must be a Director on the date the shares of Restricted Stock become vested, as provided in Section 1. If the Section 83(b) election is made, you will be subject to tax on the Restricted Stock even though it is later forfeited. If shares of Restricted Stock are later forfeited that have been taxed because of an election under Section 83(b), you can claim a capital loss in the amount previously reported with respect to those shares for the year in which the forfeiture occurs.

        11.     Binding Effect.  Subject to the limitations stated above and in
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                the Plan, this Agreement shall be binding upon and inure to the benefit of your legatees, distributee, and personal
                representatives and the successors of the Company.

                                      -2-
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        12.     Lock-Up. All Shares issued pursuant to the Plan shall be subject
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                to any and all transfer restrictions provided for in any and all lock-up agreements between the Company and any and all
                underwriters that are in effect at the time of issuance of any such Shares.

        13.     Acceptance of Award.  You may accept this award and elect to
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                receive your Restricted Stock, subject to the registration and listing of the shares issuable under the Plan, by signing and returning the enclosed copy of this award Agreement. Your
                signature will also evidence your Agreement to the terms and conditions set forth herein and to which this award and the shares of Restricted Stock are subject.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be signed, as of the date of grant shown above.

                                        NETIVATION.COM, INC.



                                        By
                                          -----------------------------------
                                          Anthony Paquin, President and Chief
                                           Executive Officer


I hereby acknowledge receipt of the above Restricted Stock Offer and the Non-qualified Stock Option and Restricted Stock Plan, and I agree to conform to all the terms and conditions of this Agreement and the Plan.


Date                                    Signature
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                                                 Name of Participant

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